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                                                                    Exhibit 23.2

              Consent of Independent Certified Public Accountants


We consent to the incorporation by reference in this Registration Statement on Form S-8 of Advance Auto Parts, Inc. of our report dated June 29, 2001, with respect to the consolidated financial statements of Discount Auto Parts, Inc. included in Form S-4 (No. 333-68858) of Advance Auto Parts, Inc. filed with the Securities and Exchange Commission.


                                                      /s/ Ernst & Young LLP


Tampa, Florida
November 26, 2001